SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 30, 2005
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005, providing for the issuance of the First Horizon Alternative Mortgage Securities Trust 2005-FA7, Mortgage Pass-Through Certificates, Series 2005-FA7).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-125158	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-125158) filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2005 (the “Registration Statement”), pursuant to which the Registrant registered $12,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on August 26, 2005, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2005-FA7 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of August 30, 2005 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold two pools of fixed rate, fully amortizing, one-to four-family residential, first lien mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On August 30, 2005, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of August 1, 2005 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $326,724,008 have been sold by the Registrant to (i) Citigroup Global Markets Inc. pursuant to an Underwriting Agreement dated as of August 24, 2005 (the “Citigroup Underwriting Agreement”), as supplemented by a Terms Agreement dated as of August 24, 2005 (the “Citigroup Terms Agreement”), each by and among Citigroup, the Registrant and FHHLC and (ii) Credit Suisse First Boston LLC (“CSFB”) pursuant to an Underwriting Agreement dated as of August 23, 2005 (the “CSFB Underwriting Agreement”), as supplemented by a Terms Agreement dated as of August 23, 2005 (the “CSFB Terms Agreement”), each by and among CSFB, the Registrant and FHHLC. The CSFB Underwriting Agreement has been previously filed with the Commission and is incorporated herein by reference as Exhibit 1.2. The Citigroup Underwriting Agreement, the Citigroup Terms Agreement and the CSFB Terms Agreement are filed herewith as Exhibit 1.1, Exhibit 1.3 and Exhibit 1.4, respectively.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits

		Exhibit No.	Description
		1.1	Underwriting Agreement dated August 24, 2005, by and among Citigroup, the Registrant and FHHLC

		1.2	Underwriting Agreement dated August 23, 2005, by and among CSFB, the Registrant and FHHLC *

		1.3	Terms Agreement dated August 24, 2005 to Underwriting Agreement dated August 24, 2005, by and among Citigroup, the Registrant and FHHLC

		1.4	Terms Agreement dated August 24, 2005 to Underwriting Agreement dated August 23, 2004, by and among CSFB, the Registrant and FHHLC

		4.1	Pooling and Servicing Agreement dated as of August 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

		10.1	Mortgage Loan Purchase Agreement dated as of August 30, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on September 7, 2005, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-______)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

September 7, 2005	By:	/s/ Alfred Chang
Alfred Chang
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement dated August 24, 2005, by and among Citigroup, the Registrant and FHHLC

1.2	Underwriting Agreement dated August 23, 2005, by and among CSFB, the Registrant and FHHLC *

1.3	Terms Agreement dated August 24, 2005 to Underwriting Agreement dated August 24, 2005, by and among Citigroup, the Registrant and FHHLC

1.4	Terms Agreement dated August 24, 2005 to Underwriting Agreement dated August 23, 2004, by and among CSFB, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of August 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of August 30, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on September 7, 2005, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-______)